Exhibit 99.1 MLP & Energy Infra struct ure C onference May 15 –16, 2019

Forward-Looking Statements Statements contained in this presentation other than statements of historical fact are forward-looking statements. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance presented or suggested in this presentation. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the SEC and available on NuStar’s website at www.nustarenergy.com. We use financial measures in this presentation that are not calculated in accordance with generally accepted accounting principles (“non-GAAP”) and our reconciliations of non-GAAP financial measures to GAAP financial measures are located in the appendix to this presentation. These non- GAAP financial measures should not be considered an alternative to GAAP financial measures. 2

The Permian Basin: PhenomenalIntroduction Growth Driving Midstream Opportunities

Last Year, NuStar Completed Its Stepped Plan to Achieve the Characteristics Demanded by the MLP Sector Strong Coverage Lower Leverage Simplified Structure/ Governance NYSE: NS No IDR Burden Maximized Self- Funding 4

In 2018, We Met, or Surpassed, All of Our Goals We surpassed our year-end coverage target We lowered our leverage to our three-year target in a single year We executed on our 2018 strategic capital program, efficiently and effectively We developed a number of new projects for future growth, building on both our Permian and legacy assets We operated safely and efficiently, and we again achieved some of the best HSE statistics in the industry 5

With Our High-Quality Assets, NuStar is Now Poised to Execute on Permian-Driven Growth Opportunities and to Continue Optimizing Our Legacy Assets

- **Current Profile**
  - Total Enterprise Value: ~$7B
  - Total Assets: ~$6B
  - Total Pipeline Miles: ~9,800
  - Total Storage Capacity: ~88MMbbls
  - Volumes Handled[1]:
    - 1.5 MMBPD pipeline volumes
    - 365 MBPD storage throughput terminal volumes

- **NuStar has:**
  - Highly integrated U.S. pipeline & terminal systems
  - Significant crude oil footprint in the Midland Basin of the Permian
  - First-class Gulf Coast export facilities
  - Minimal direct exposure to commodity prices



Canada
Mexico
WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
NH
MA
CT
NJ
DE
MD
Caribbean
St. Eustatius
Legend
Headquarters
Refined Product Terminals
Crude Oil Pipeline Storage
Crude Oil Storage Facilities
Origin/Termination Points
Central West Crude Oil Pipelines
Central West Refined Products Pipelines
North Pipeline
East Pipeline
Ammonia Pipeline

(1)Average daily Pipeline Segment and Storage Segment volumes for the quarter ending 3/31/19.

6

The Permian Basin: Phenomenal Growth Driving Midstream Opportunities

The U.S. is Now the Global Leader in Crude Production, Thanks in Large Part to the Permian Basin’s Tremendous Growth U.S. total crude production grew 12 U.S. Shale Production 2015-2023 to 12.0 MMBPD by the end of MMBPD 2018, exceeding Russia and 0.8 10 0.8 Saudi Arabia 0.8 0.7 1.7 1.6 U.S. shale production growth is 1.6 0.7 1.5 expected to continue to ramp 8 0.9 0.9 1.5 0.9 up, due almost entirely to the 0.6 0.9 1.6 strength of production in the 1.6 6 1.3 0.8 1.6 1.5 Permian 0.6 0.5 1.4 0.6 0.5 The Permian Basin’s growth and 1.1 1.3 4 1.2 1.0 growth expectations are 0.5 0.5 0.4 5.9 5.4 5.6 unprecedented: 1.2 5.0 2 1.6 1.2 4.3  Expected to be a record 4.6 MMBPD 3.5 by year-end 2019, over 50% of the 1.9 1.5 nation’s total shale output 1.3 0  Projected to exceed 5.2 MMBPD by 2015 2016 2017 2018 2019 2020 2021 2022 2023 end of 2020 and to increase to 6.0 Permian (shale only) Eagle Ford Niobrara to 7.0 MMBPD by 2030 Bakken Rest of U.S. Shale Total Shale Source: EIA, ESAI 8

The Breadth and Depth of the Permian’s Growth Potential is Unprecedented… If the Permian Basin were a country, it would rank #7 among the world’s top liquids producers  A pool of more recoverable oil than any field in the world except for Saudi Arabia’s Ghawar  250 miles wide, 300 miles long (75,000 square miles)  The Wolfcamp Formation alone is estimated to hold 20 billion barrels of oil The world’s hottest oil basin  Several majors and many E&P firms have shifted resources away from other plays to focus on the Permian  Even with oil in a $50 price environment, analysts see no immediate challenges to well economics and expect Permian investments to continue to provide double-digit returns in 2019  Currently accounts for 57% of nation’s active oil rigs Source: EIA, Baker Hughes, Rystad Energy 9

… And the Basin’s Resiliency and Efficiency Should Drive Strong Growth, in 2019 and Beyond Geopolitical factors have and continue to drive volatility in forecasted oil prices Despite volatility, analysts are projecting WTI prices to remain above $55 for the rest of the year MBPD Permian Basin oil production sensitivity through 2020 According to industry 7,000 experts, the resilience and 6,000 efficiency of the Permian 5,000 continues to produce 4,000 healthy growth even at $50 3,000 2,000 WTI 1,000 0 Source: Bloomberg (5/3/2019), EIA (4/9/2019), ESAI Incremental new (WTI@70) Incremental new (WTI@60) (4/25/2019), JP Morgan (4/28/2019), Wells Fargo (4/4/2019); New (WTI@50) Historical and Rystad Energy’s “Shale Trends Report- November 2018” 10

Producers in the Basin Remain Bullish on Permian Growth, Strength & Resiliency “I think the main point on the slide is the fact that we've “The Permian continues to dominate global activity had 6% increase from fourth quarter, and the fact we're and represents the most economic source of supply the top end on both oil and BOEs from the Permian.” growth in the world.” “In total, we brought on 71 wells in Q1. Going into Q2, it is “We exceeded the high-end of our production worth noting we will continue to bring on more larger pads guidance with strong oil volumes.” and so all in all, for the Permian team, another solid quarter of execution.” “We've raised our annual production growth “Encouraging results from our third Stackberry test in outlook to account for the outperformance in 1Q.” Central Martin County. Here we have five wells drilled and completed as one project. The wells on this pad are currently outperforming previously drilled wells in the same area by about 24%. “First quarter unconventional production in the Permian was 391,000 barrels per day, in line with "Growth in the Permian during the quarter supported a our guidance and up 55%.” 5% year-over-year increase in liquids volumes." “The Permian we outlined is on its way to 900,000 barrels a day, our share and it doesn’t stop when we “We also remain on track with plans to increase get to that number. production in the Permian Basin to 1 million oil Source: Earnings Call Transcripts (May 2019) equivalent barrels per day by 2024.” 11

The Permian’s Track Record, Along With Its Projected Growth, is Driving Midstream Growth Opportunities, In the Basin and Beyond With a track record like the Permian’s, it’s no surprise the Basin is the genesis for the majority of, as well as the strongest, growth opportunities for midstream MLPs NuStar’s focus is on two out of three major Permian growth areas that fit our capital program requirements and strategic plan: Intra-basin opportunities • Gathering, storing and transporting Permian barrels to regional hubs We also plan to connect our Long-haul opportunities assets to the long- haul pipelines: • Transporting Permian barrels to larger market hubs with new-build lines and expansions • in Midland AND • In South Texas Export opportunities • Exporting shale play barrels from Gulf Coast export facilities Beyond these major opportunity areas, the Permian’s growth has also created some significant “spillover” opportunities for NuStar 12

INTRA-BASIN OPPORTUNITIES : Our Permian Crude System Continues to Outpace the Permian Basin and Prove Itself “Core of the Core” LOCATION: System Throughput Growth is Outpacing the Permian Basin ”CORE OF THE CORE” 5 of the 6 most active counties 220% 194% 200% 180% ASSETS: 160% Storage: Pipeline: 140% 1,000,000 BBLs 870 Miles 120% 100% 78% AMI: Dedicated Acreage: System Capacity: 80% 5,000,000 Acres 500,000 Acres 560,000 BPD 60% 40% Cumulative Monthly Growth (%) CUSTOMERS: 20% 0% ~ 50% ~ 70% LARGE, PUBLICLY PURE-PLAY NS Growth Permian Growth TRADED PERMIAN PLAYERS * See slide 39 for detailed map of the system Source: EIA Drilling Productivity Report 13

INTRA-BASIN OPPORTUNITIES: Our Permian System’s Receipts and EBITDA Are Growing Rapidly We expect to achieve throughput of 450MBPD by year-end 2019 $30 400 NuStar’s Permian 314 327 349 350 $25 Crude System Performance (by Quarter) 266 300 $20 250 211 $15 187 200 159 $27 $27 139 $23 150 $10 $19 $14 100 $12 $5 $12 $7 50 $0 0 2Q 2017 3Q 2017 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 EBITDA ($MM) System Receipts (MBPD) 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 14

EXPORT OPPORTUNITIES: Long-Haul Pipelines Will Bring an Additional 2.1MMBPD Capacity to Corpus Christi…

- **For now, Gulf Coast export facilities, like Permian Basin producers and shippers, remain constrained by the limits of long-haul capacity to the Coast**
- **During the second half of 2019, as new long-haul pipelines commence interim service and ramp up to full service, producers will be able to increase their production**
- **By year-end 2022, Permian production is projected to be up to 5.5MMbpd**



Permian Crude Takeaway vs. Production
(thousand barrels per day)
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Jan-17
Jan-18
Jan-19
Jan-20
Jan-21
Jan-22
EPD NGL Conversion
Permian Gulf Coast
Gray Oak
EPIC
Cactus II
Existing Capacity
Production

Source: Rystad Energy

15

EXPORT OPPORTUNITIES: By Mid 2020, the Port of Corpus Christi is Expected to Become the Largest U.S. Crude Export Hub Regional refiners’ consumption has U.S. Gulf Coast Oil Exports by Hub (MMBPD) topped out, which means that a 7.0 significant proportion of the volumes Corpus Christi to be transported on an additional exports are expected 6.1 6.0 5.8 to grow from 5.7 5.8 5.7 2.1MMbpd of new long-haul 5.7 5.6 0.5MMbpd to 5.4 5.5 pipeline capacity from the Permian 2.0MMbpd by YE 5.1 5.1 5.1 5.0 to the Corpus area coming in-service 2020 4.6 during 2H 2019 will be moved out 4.1 4.0 4.0 3.9 over Corpus dock facilities 3.6 Corpus Christi, historically a regional 3.1 refinery and domestic marine 3.0 2.8 2.9 2.5 delivery hub, will evolve into a major 2.0 crude oil export hub 2.0 1.9 1.5  In 2018, Corpus Christi represented 21% of the total 712MMbbls Gulf 1.0 Coast exports  By year-end 2022, exports from Corpus 0.0 are projected to grow to 2.6MMbpd of the Gulf Coast’s total 5.3MMbpd Corpus Christi Houston Nederland Louisiana Source: EIA, Rystad Energy, IEA 16

EXPORT OPPORTUNITIES: NuStar's Corpus Christi North Beach (CCNB) Facility has the Capacity to Handle the Leading Edge of the Impending Wave of Permian Long-haul Barrels

NuStar's CCNB Export Facility



100 Series
1.0MMbbl
400 Series
1.7MMbbl
+0.4MMbbl Remaining Footprint
200 Series
0.6MMbbl
+0.6MMbbl Under Construction
Dock 15 (Light-loaded Suez)
Dock 16 (Pana)
Dock 2 Inland Barge
Dock 1 (Light-loaded Suez)
Joe Fulton Int'l Trade Corridor
Breakwater Ave
Coastal Ave
Elm St
Pearl St
Avenue F
E Surfside Blvd

In-bound Capacity

Current total: 480Mbpd
- STCS 16-inch Pipeline- 240Mbpd
- Harvest 16-inch Pipeline - 240Mbpd

Storage Capacity

Current total: 3.3MMbbl
- *Plus* (under construction)- 0.6MMbbl
- Potential 0.4MMbbl

Out-bound Capacity

Current total: 1.1MMbpd
- Ship docks- 750Mbpd to 1.0MMbpd
- Refinery pipeline- 100Mbpd

17

EXPORT OPPORTUNITIES : ...And Our Project for Trafigura Utilizes Our Existing Assets While Expanding Our Ability to Meet Growing Export Demand Trafigura’s four-year commitment to transport and store WTI on our South Texas System and our CCNB facility will support near- and longer-term projects:  Starting as soon as summer 2019, we are connecting PAA’s Cactus II pipeline to our South Texas system to transport WTI on our 16” existing pipeline from Taft to our CCNB facility  Construction, scheduled for in-service by year-end 2019:  A new 30” pipeline from Taft to our CCNB facility – 3Q19  600Mbbls of storage at CCNB, bringing our capacity at the facility to 3.9MMbbls (of which Trafigura will lease 1.6MMbbls) – 4Q19 We expect project spending to total approximately $110MM generating a multiple in the 2– 4X range We are in discussions to connect to other long-haul pipeline projects and with parties for additional commitments We are exploring connections to projects for crude oil export facilities with VLCC-loading capabilities 1818

EXPORT OPPORTUNITIES : Our Connection Facility in Taft Will Establish Our Footprint in Taft, Texas, the Emerging South Texas Crude Oil Hub The Permian long-haul pipeline 2MMbpd Taft projects were developed to from the maximize shippers’ destination Permian ~15 miles to Ingleside optionality, and Taft, Texas Harbor offers both geographic ~6+ miles to Island flexibility and less expensive Inner Harbor Ingleside real estate  Taft’s location offers a Corpus Christi jumping off point for connections on either side of the Corpus Christi Ship Channel (Ingleside or the Inner Harbor) As the point of convergence for all three of the Permian-to-Corpus Christi long-haul pipelines and with developing access to multiple marine and refinery outlets, Taft is poised to become the major crude oil market hub in South Texas Our connection to Cactus II in Taft not only enables our services for Trafigura; it also positions NuStar to build on our early entry into this developing hub We believe there will be ample volumes to support an expansion of our initial Taft footprint 19

“SPILLOVER” OPPORTUNITIES: Beyond Its Role in Our Corpus Export Project, Our South Texas Crude System Benefits Not Only From the Inland WTI Price Differentials, But the System’s Contracted Eagle Ford T&D Volumes Differentials widened last year on market concerns that the basin’s 2019 production trajectory would drive a near-term shortfall in long-haul takeaway capacity  As shippers look to find ways to benefit from the price dislocation, we have seen volume increases from this dislocation  Again in May, our system will benefit from incremental barrels trucked from the Permian We now have T&D contracts for ~116MBPD on a system with 240MBPD capacity  Last year, we renewed commitments for ~50MBPD with customers on our South Texas System  While Eagle Ford growth is projected to continue to lag, we are making progress in increasing our market share by leveraging our system’s flexibility and reach, our optionality and reputation for great service 20

"SPILLOVER" OPPORTUNITIES: We Are Supplying Permian Barrels to the Ardmore and McKee Refineries from Plains' Sunrise II Pipeline

- **We provide our customer with optionality to supply the Ardmore and McKee refineries with Permian barrels from Plains' Sunrise II expansion**
  - ❑ Service to Ardmore – Expect ~85MBPD (similar volumes with higher tariff)
  - ❑ Service to McKee – Expect ~110MBPD (similar volumes and tariff)
- **We entered into an agreement with a customer to construct an additional connection to our Wichita Falls terminal to support increased volumes and move Permian barrels to both Ardmore and McKee refineries and third-party pipelines**
- **We have signed a long-term commitment to ship barrels between Wichita Falls, TX and Hewitt, OK to support deliveries to a third-party pipeline**



Hooker
Clawson
PAA Assets
NS Assets
VLO Assets
Cushing
VLO McKee
Borger
Centurion
Red River Pipeline
VLO Ardmore
PAA WF
Carey
Wasson
Centurion
Sunrise
Basin
NS WF
Ringgold
Permian Basin
Permian Long-Haul Optionality
Cushing Short-Haul Optionality
Hewitt
Red River Pipeline
Longview

  - ❑ New service to Hewitt – Expect 55-65MBPD starting this month (incremental volume and tariff)
  - ❑ The projects help us serve our customers' needs and benefit from longer-haul tariff and incremental barrels

21

"SPILLOVER" plus EXPORT OPPORTUNITIES: Our St. James Terminal is a World-class Terminal Located in the Heart of the St. James Hub

- **NuStar's St. James facility has the capacity to handle the changing crude flows in the region with:**
  - 9.9MMbbls of segregated crude storage capacity on over 900 acres (Expandable to ~15.0MMbbls)
  - Three docks with a combined 32Mbbls per hour loading capacity (Expandable to 60Mbbls per hour with limited capital spend)
  - Terminal along the Mississippi River with access to crude supply from Gulf of Mexico, Eagle Ford, Permian and other domestic shale plays



Manifest and Unit Train Rail Facilities
Dock 5 (Light-Loaded Suezmax)
Dock 2 (Aframax)
Dock 1 (Inland Barge)

In-bound Capacity

Current total: 4.5MMBPD
- Bayou Bridge 24" Pipeline- 456MBPD
- Ship Shoal 20" Pipeline- 360MBPD
- Zydeco 18" Pipeline- 360MBPD
- Bonefish 16" Pipeline- 108MBPD
- LOCAP 48" Pipeline- 2.0MMBPD
- 20-Car Manifest Rail- 10MBPD
- 120-Car Unit Train- North- 60MBPD & 120MBPD
- 2 Truck LACTs- 20MBPD
- Ship docks- 750MBPD to 1.0MMBPD

Storage Capacity

Current total: 9.9MMbbls

Out-bound Capacity

Current total: 3.6MMBPD
- LOCAP 30"Pipeline (3Q19 connection to Maurepas Pipeline)- 380MBPD
- XOM Baton Rouge 24" Pipeline- 350MBPD
- XOM 16" North Line Pipeline - 150MBPD
- Capline 40" Pipeline (*Reversal planned: 2H 2022)*- 1.2MMBPD
- MRO Garyville 30" Pipeline- 530MBPD
- Ship docks- 750MBPD to 1.0MMBPD

22

ST. JAMES' EMERGING OPPORTUNITIES: Dramatic Changes in Crude Flows From Shale Production are Driving Additional Crude to St. James

- **Rapid growth in U.S. shale production has allowed refiners to replace much of crude imports with domestic crude**
- **This shifting crude demand has changed crude flows in the region, but St. James continues to play a central role in crude distribution and storage for the region and the world**
  - ❑ Regional refiners still require heavy sour crude to balance their slate, which will require imports either over water or from Canada
  - ❑ As production of light barrels from the Permian and other domestic play exceeds Gulf Coast refiners' appetites, those barrels will be exported to Europe and Asia
- **A number of key projects to bring crude to, or facilitate export from, St. James have emerged to address changing supply and demand:**
  - ❑ LOOP exports
  - ❑ Bayou Bridge
  - ❑ Swordfish
  - ❑ Seahorse
  - ❑ ACE
  - ❑ Capline reversal



Seahorse
Capline Reversal
Bayou Bridge
St. James
ACE
Seahorse
Houma
Clovelly
Swordfish
Offshore Terminal
Hubs
Refinery

Source: RBN

23

ST. JAMES’ EMERGING OPPORTUNITIES: St. James is Benefiting From Price Dislocations Now and is Positioned to Participate in Export Growth in the Future We have executed contracts and expect 10 trains per month for unit train off-loading driven by favorable price differentials of WTI, WCS and Bakken  Dislocations may continue through 2020, due to the delay of Enbridge Line 3 replacement until 2H20 We are also working to facilitate exports of barrels delivered via our existing and planned pipeline connections as long-haul pipelines debottleneck shale plays and new pipes debottleneck the broader system  As soon as 3Q20, Capline’s reversal is likely to bring large volumes of Permian, heavy Canadian and Bakken crude for use in regional refineries and export to other locations  Bayou Bridge began bringing Permian light barrels to St. James in late March, and the line may also bring Bakken and Canadian, either for export or local use 24

OptimizingThe Permian Basin: OurPhenomenal Legacy Growth Assets Driving Midstream Opportunities

We Are Also Optimizing Our Mature Systems to Profit From Evolving Market Demand We continue to identify ‘micro-dislocations’ on our mature systems, and augment underutilized assets with projects and bolt-on acquisitions West Coast Biofuel: Estimated Investment: ~$70.0MM Central East – Multiple: 5-7X Council Bluffs: 2018 Investment: $38.0MM Northern Mexico Multiple: 4-6X Supply: Estimated Investment: ~$190MM Multiple: 6-8X 26

Mexico’s Refined Product Demand is Expected to Continue to Exceed Its Infrastructure’s Capacity Mexico refineries currently operate around 30% of nameplate capacity due to weak returns and historical under-investment With limited domestic supply, Mexico’s gasoline and diesel supply imbalance has grown from 520MBPD in 2015 to 865MBPD projected in 2019, further opening the doors for imports Source: RBN Energy (1/15/2019), ESAI (4/2019), OECD 27

Our Projects to Facilitate Export of Refined Products to Supply Northern Mexico Are Progressing on Schedule We developed projects to fulfill Northern Mexico that growing demand and Supply: Estimated expand use of underutilized Investment: assets in South Texas ~$190MM We are executing on two Multiple: 6-8X projects:  Nuevo Laredo Project for Valero  Early ULSD service scheduled to start in the summer  Odem pipeline, Dos Laredos pipeline and Nuevo Laredo terminal expansion should be completed by February 2020  Valley Pipeline Expansion for major customer  Receiving facility in Matamoros is expected to be in service later this year  NuStar’s project is on schedule and BROWNSVILLE / expected to be in service in Q3 2019 MATAMOROS 28

The West Coast's Aggressive Carbon Emissions Reduction Goals Have Catalyzed Market Dislocations That Our West Coast Assets Are Well-Positioned to Address

West Coast Biofuel:
Estimated Investment: ~$70.0MM

Multiple: 5-7X

Projects coming into service from 2019-2021



Tacoma
Vancouver
Portland
Midwest Supply
Stockton
Selby
International Exports
NV and AZ Exports
Pittsburg
Singapore Supply
Wilmington
Gulf Coast Supply

- **Regulatory priorities on the West Coast are dramatically increasing demand for biofuels, which require import and storage, and are likely to drive exports of petroleum diesel in the future**
- **At the same time, obtaining permits for greenfield project in the region is difficult, which increases the value of existing assets**
- **Our terminal facilities have the access to rail, marine and truck-loading facilities necessary to receive biofuels from outside the region and to provide a base for distribution of biofuel products across the West Coast region**



Transportation Fuel Supply With LCFS Compliance From Petroleum Diesel Alternatives
Diesel Volume, Thousand BPD
250
200
150
100
50
0
Gasoline Volume, Thousand BPD
1020
1000
980
960
940
920
900
880
860
2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030
Fossil Diesel
Biomass-Based + Renewable Diesel
CaRFG
Source: IHS Markit
© 2018 IHS Markit

29

We Have Worked With Key Customers to Develop Low-Capital Renewable Fuels Storage Projects at Several of Our West Coast Facilities to Meet Regional LCFS Mandates Together, these projects comprise a renewable diesel/biodiesel distribution system that allows us to capture market share, build important customer relationships with key global producers and achieve higher storage rates than are attainable for non-LCFS products 2019 2020 2021 Convert three tanks, 68,000 shell barrels, from fuel oil to ULSD and biodiesel service Portland Convert 7,000 shell barrels to renewable diesel service and 25,000 shell barrels to ULSD services Construct new truck-loading bay to accommodate additional Selby renewable diesel loading requirements Convert 30,000 shell barrels to biodiesel service Convert 28,000 shell barrels to renewable diesel service and increase renewable diesel-capable rail sports from five to 15 Stockton Convert 151,000 shell barrels to renewable diesel service Provide pipeline connections to ethanol rail loading facility to receive 180-car unit trains Convert 80,000 shell barrels from fuel oil to renewable diesel storage Wilmington and reconfigure dock for enhanced marine capability 30

We Have Increased EBITDA and Market Share For Our Central East- Refined Products System With Targeted, Low-Capital Projects In the past six years, we have been able to increase the system’s EBITDA by over 60%, with limited capital spending Central East – We offer both significant pipeline Council Bluffs: connectivity and excellent customer 2018 service Investment:  The pipeline system and 22 supporting $38.0MM terminals serve multiple refining/co-op Multiple: 4-6X customers in PADD II Through our Council Bluffs acquisition last year, we have expanded our footprint, which has allowed us to expand our leased storage and our menu of proprietary additive and blending services We plan to continue to broaden our services to meet our customers’ needs and compete in the market with bio-diesel service, rail receipt and loading optionality 31

In the 2H 2019 and Early 2020, We Could Benefit From Additional Segregations at Certain Locations While the full implications remain to be seen, IMO 2020 may present storage opportunities, through additional segregations, that we have not forecasted These restrictions may drive higher European demand for light, sweet crude, which should benefit our Permian producers and our Corpus Christi export strategy NuStar has strategically located storage assets in the Gulf Coast, East Coast and the Caribbean, some of which may have capacity available in the late 2019 and 2020 to capture IMO 2020-driven demand NuStar Fuel Oil Storage Capacity 32

Good Corporate Citizenship has Always Been the Foundation of NuStar’s Culture of Excellence, and We Remain Committed to Responsible Stewardship Safe and responsible operations : Our statistics reflect our commitment  In 2018, we had an annual lost-time injury rate (LTIR) that was substantially lower than our peers  36 times better than the Bureau of Labor Statistics (BLS) comparison data for the Bulk Terminals Industry  16 times better than the BLS data for the Pipeline Transportation Industry We strive for continuous improvement in the safety and efficiency of our operations, and one important way we do that is through the OSHA Voluntary Protection Program (VPP) Star Status  Achieving VPP Star Status requires rigorous OSHA review and audit, and Star Status requires renewal every three years  80% of our U.S. terminals are VPP-certified Commitment to our communities, across our locations: NuStar employees contributed 90,000 volunteer hours in 2018 alone  NuStar has local Volunteer councils in the communities where the company has operations  These councils contribute to charitable and civic causes unique to that local community 100% of our U.S. employees contribute to our United Way campaign, and our average per capita contribution is the highest in corporate America  In total, NuStar contributed $3 million in 2018 33

Continued Improvement: ContinuedOur 2019 Plan Improvement: Our 2019 Plan

Our Work in 2018 Positioned NuStar For Growth; in 2019, We Are Focused on Discipline, Execution and Continued Improvement We are carefully managing our capital spending to ensure we maintain our financial strength and further lower our leverage and continue to grow our EBITDA with high-return projects Post-2019, we expect to return to our historical annual spend rate $431 2000 $1,789 1800 Strategic Capital Spending 2019 project spending: 2012-2019E . Permian System 1600 (~$185MM) 1400 . N. Mexico Supply . (~$150MM) 1200 . CCNB Exports . (~$100MM) 1000 $1,462 $690 800 $418 600 $431 $316 $262 $38 400 $143 $500-550 200 $96 $374 $302 $328 $288 $327 $380 $166 0 2012 2013 2014 2015 2016 2017 2018 2019E Internal Growth Acquisitions C O N F I D E N T I A L 35

By Selling Our St. Eustatius Facility, We Will Focus All Our Resources on Lowering Our Debt Metrics and Our High-Return Growth Projects in North America Since January, when the U.S. imposed PDVSA-specific sanctions, it has become increasingly clear that our St. Eustatius facility requires a new business model to ensure its long-term success  We determined in recent months that our best path forward is to sell the terminal to a buyer that is well- positioned to take advantage of the changing global crude trade flow patterns  We entered into a Purchase and Sale Agreement to sell the facility to GTI Statia Holdings, N.V., affiliated with Prostar Capital, for approximately $250 million, subject to adjustments  We expect to use proceeds from the sale to pay down our revolver balance The sale will improve our metrics and help fund our growth projects for our core business in North America to generate stable, consistent growth for our unitholders We expect to close this transaction by the end of the second quarter 36

This Sale is an Important Step in our Successful Implementation of our 2019 Plan to Ensure Strong, Stable Growth in the Future Strong Coverage Low Leverage Maximum Self-Funding Simplified Structure No IDRs Disciplined Project Management Quality Assets Safe, Efficient Operations 37

Appendix

Our Permian Crude System is “Core of the Core” PAA SUNRISE II (3Q-2019) NS COLORADO PAA BASIN CITY TERMINAL BRIDGETEX, SUNOCO PE & WTG TRUCK LOADING CENTURION DELEK BIG SPRING PIPELINE REFINERY 3rd Party Connections EPD CENTURION NuStar Truck Unloading Facilities SCR STATION SUNPET NuStar Terminals PAA and GRAY OAK (TBD) EPIC (3Q-2019) SUNOCO MIDKIFF 39

We Have No Significant Debt Maturities Until Late 2020 Debt Maturities $1,500 (As of 3/31/2019)1 $1,371 ($MM) Receivables Financing1 $1,250 Sub Notes $450 GO Zone Financing $1,000 Senior Unsecured Notes Revolver $750 $500 $921 $52 $250 $550 $365 $403 $300 $250 $0 2019 2020 2021 2022 2027 2038-2041 2043 We repaid our $350MM 7.65% senior unsecured notes that matured in April 2018 with our revolver We applied the $270MM of proceeds from our sale of the European assets in the fourth quarter of 2018 to our revolver balance, which allowed us to reduce leverage and redeploy capital to invest in low-multiple projects 1 - Receivables Financing maturity was extended to September 2021 on April 29, 2019 40

Capital Structure as of March 31, 2019 ($ in Millions) $1.4B Credit Facility $921 Series D Preferred Units $568 NuStar Logistics Notes (4.75%) 250 Series A, B and C Preferred Units $756 NuStar Logistics Notes (4.80%) 450 Common Equity and AOCI 1,133 1 NuStar Logistics Notes (5.625%) 550 Total Equity 2,457 NuStar Logistics Notes (6.75%) 300 Total Capitalization $5,800 NuStar Logistics Sub Notes 403 GO Zone Bonds 365 Receivables Financing 52 Finance Lease Liability 59 Short-term Debt & Other (7) Total Debt $3,343 As of March 31, 2019:  Credit facility availability ~$475MM  Debt-to-EBITDA ratio2 4.1x 1 - Total Equity includes Partners’ Equity and Mezzanine Equity 2 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 41

Reconciliation of Non-GAAP Financial Information 42

Reconciliation of Non-GAAP Financial Information (continued) 43

Reconciliation of Non-GAAP Financial Information (continued) 44